UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 25, 2008

WORLD HEART CORPORATION

(Exact name of registrant as specified in charter)

Canada	000-28882	52-2247240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7799 Pardee Lane, Oakland CA		94621
(Address of principal executive offices)		(Zip Code)

(510) 563-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 25, 2008, World Heart Corporation (“WorldHeart” or the “Company”) received a notice from the NASDAQ Stock Market stating that the Company does not comply with Marketplace Rule 4310(c)(7)(A) (the “Rule”).  This rule requires the Company to maintain a minimum market value of publicly held shares (“MVPHS”) of $1,000,000.  Therefore, in accordance with Marketplace Rule 4310(c)(8)(B), the Company will be provided 90 calendar days, or until September 23, 2008, to regain compliance.  If, at any time before September 23, 2008, the MVPHS of the Company’s common shares are $1,000,000 or more for a minimum of 10 consecutive trading days, the Staff will provide a written notification that the Company complies with the Rule.  If compliance with this Rule cannot be demonstrated by September 23, 2008, Staff will provide a written notification that the Company’s securities will be delisted.  At that time, the Company may appeal Staff’s determination to a Listing Qualifications Panel.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2008, the Company announced that Mr. David Pellone had resigned as an employee of the Company, effective July 1, 2008.  As approved by WorldHeart’s Board of Directors, Mr. Pellone will provide certain consulting services to the Company, described more fully below, and serve as the acting Vice President, Finance and Chief Financial Officer of the Company during the term of his consulting agreement.

The Company and Pellone Enterprises Incorporated, a company controlled by Mr. Pellone (the “Consultant”), have entered into a Consulting Agreement, dated as of June 19, 2008, pursuant to which the Consultant, through Mr. Pellone, will provide certain financial management and consulting services to the Company commencing July 2, 2008 and ending on September 30, 2008, unless earlier terminated by the Company or the Consultant, with 60 days written notice.  Under the Consulting Agreement, the Consultant will receive a consulting fee of $150 per hour, subject to an aggregate cap of $50,000.  In the Consulting Agreement, the Consultant has agreed to certain customary confidentiality, invention and non-solicitation covenants.

A copy of the Consulting Agreement is attached as Exhibit 10.1 and a copy of the press release is attached as Exhibit 99.1.  Both are incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being furnished herewith:

Exhibit No.	Description of Exhibit.

10.1	Consulting Agreement, dated June 19, 2008, by and between World Heart Inc. and Pellone Enterprises Incorporated.

99.1	Press release, dated July 1, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 1, 2008

WORLD HEART CORPORATION

	By:	/s/ David Pellone

	Name:	David Pellone
	Title:	Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit.

10.1	Consulting Agreement, dated June 19, 2008, by and between World Heart Inc. and Pellone Enterprises Incorporated.

99.1	Press release, dated July 1, 2008.